UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2020

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55832	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2020, the board of directors (the “Board”) of Transphorm, Inc. (the “Company”) appointed Julian Humphreys to serve on the Board as a Class I director until the Company’s 2021 annual meeting of stockholders or until his successor is duly elected and qualified. There are no arrangements or understandings between Dr. Humphreys and any other persons pursuant to which he was elected to serve on the Board. In addition, the Board appointed Dr. Humphreys to the audit committee and nominating and corporate governance committee of the Board.

Dr. Humphreys has over 30 years of experience in the semiconductor industry, including 20 years specifically with power semiconductors. From February 2017 to April 2019, Dr. Humphreys was a senior vice president and general manager at Nexperia B.V. From June 2010 to January 2017, Dr. Humphreys was a vice president and general manager with Nexperia’s predecessor, the NXP Semiconductors Standard Products Division of NXP Semiconductors N.V. Dr. Humphreys was also the managing director of Nexperia UK Ltd., and its predecessor entity NXP Semiconductors UK Ltd., from September 2011 to March 2019. He holds a B.Eng. degree in electronics and a Ph.D. in semiconductor physics, both from the University of Liverpool.

Dr. Humphreys is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Dr. Humphreys will enter into the Company’s standard form of indemnification agreement, a copy of which was previously filed on February 14, 2020 as Exhibit 10.18 to the Company’s Current Report on Form 8-K. As compensation for his service on the Board, Dr. Humphreys will receive an award of 30,000 restricted stock units and 50,000 options to purchase the Company’s common stock.

A copy of the Company’s press release announcing these actions is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Transphorm, Inc., dated October 20, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transphorm, Inc.

Dated: October 20, 2020	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer